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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.s 333-58205 and 333-58209) of Covansys Corporation of our report dated February 4, 2003 relating to the consolidated financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Detroit, Michigan
March 12, 2003